1 First Quarter 2022 Earnings April 27, 2022

2IDEX Proprietary & Confidential Agenda IDEX Business Overview Q1 2022 Financial Performance Segment Performance 2022 Guidance Summary Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13724803 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s expected organic sales growth and expected earnings per share, and the assumptions underlying these expectations, plant and equipment capacity for future growth and the anticipated timing and effects of planned facility expansion, the duration of supply chain challenges, anticipated future acquisition behavior and capital deployment, availability of cash and financing alternatives, the anticipated timing of the closing of the Company's acquisition of KZValve and the anticipated benefits of the Company’s acquisitions of Airtech Group, Inc., US Valve Corporation and related entities (“Airtech”), Nexsight and KZValve, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: the impact of health epidemics and pandemics, including the COVID-19 pandemic, and the impact of related governmental actions, on the Company’s ability to operate its business and facilities, on its customers, on supply chains and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars, including Russia's invasion of Ukraine and the global response to this invasion, which, along with the ongoing effects of the COVID-19 pandemic, could have an adverse impact on the Company's business by creating disruptions in the global supply chain and by potentially having an adverse impact on the global economy; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company’s results; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain backlogs, including risks affecting component availability, labor inefficiencies and freight logistical challenges; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this news release, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2022, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Capitalizing on Robust Demand • Record Orders, Sales, and Backlog • Organic sales growth of 12% doubles expectations • Growth across all three segments Driving Operational Excellence • Managing the supply chain environment • Continued price capture amid inflation • Productivity initiatives yielding benefits Continuing to Deploy Capital • Announcement of KZ Valve and closing of Nexsight • Deployed $28 million for share repurchases • Resource investments to drive growth

7IDEX Proprietary & Confidential Financials

8IDEX Proprietary & Confidential IDEX Q1 2022 Financial Performance Strong Revenue, Profitability, and Earnings (Dollars in millions, excl. EPS) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2022, which is available on our website. Sales Adjusted Earnings per Share* Adjusted Operating Margin* Free Cash Flow* $652 $751 Q1 2021 Q1 2022 +12% Organic* $1.62 $1.96 Q1 2021 Q1 2022 21% Increase 24.3% 25.0% Q1 2021 Q1 2022 +70 bps $95 $64 Q1 2021 Q1 2022 33% decrease

2022 Adjusted Operating Income Walk

(Dollars in millions)



$ 158
25
11
(0)
(4)
(4)
2
$188
1Q'21 Adj Op Income*
Organic Flow Thru
Price/ Productivity/ Inflation
Mix
Growth Investments
Discretionary
Acq/FX
1Q'22 Adj Op Income *
Flow through @ PY GM% 45%
Organic flow through ex Acq / FX 35%
Total flow through 29%

Volume and productivity partly offset by growth investments and discretionary spend

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2022, which is available on our website.

9

IDEX Segment Performance



Fluid & Metering Technology

Q1 Revenue $272M / 36% of Total

- Positive industrial book & ship
- Strong Water & Ag market
- Improving Energy

Organic Orders V%	14%
Organic Sales V%*	11%
Adj Op Margin vbps*	+300



Health & Science Technology

Q1 Revenue $315M / 42% of Total

- Strong secular growth trends
- Genetic sequencing / Semi wins
- Project funnel growing

Organic Orders V%	21%
Organic Sales V%*	16%
Adj Op Margin vbps*	(40)
*Ex Acquisition-related intangible amortization**	*+90*



Fire & Safety / Diversified

Q1 Revenue $165M / 22% of Total

- Dispensing strong performance
- Industrial/Energy offset Auto
- Lagging North America Fire

Organic Orders V%	12%
Organic Sales V%*	5%
Adj Op Margin vbps*	(340)

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2022, which is available on our website.

IDEX Proprietary & Confidential

10

2022 Guidance Summary

		Second Quarter	Full Year	
		Current Guidance	Prior Guidance	Current Guidance
Organic Sales %	Organic*	8-9%	5-8%	6-8%
Operating Margin %	Reported	23-23.5%	~24%	~24%
Earnings per Share	Reported	$1.69-$1.74	$6.70-$7.00	$6.87-$7.00
	Adjusted*	$1.85-$1.90	$7.33-$7.63	$7.50-$7.63

Other Modeling Items:	Second Quarter Current Guidance	Full Year Prior Guidance	Full Year Current Guidance
FX Impact on Sales	-2% (1)	-1% (2)	-1% (1)
Acquisition impact on Sales	6%	2%	4%
Corporate Costs	~$20 million	~$80 million	~$80 million
Tax Rate	22.5%	22.5%	22.5%
Capital Expenditures		$90+ million	$90+ million
Free Cash Flow % of Adjusted Net Income		~105%	~105%

Earnings per share estimates exclude all future acquisitions and any future restructuring expenses

(1) Based on 3/31/2022 FX rate

(2) Based on 12/31/2021 FX rate

IDEX

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2022, which is available on our website.

11

12IDEX Proprietary & Confidential Appendix

13IDEX Proprietary & Confidential $250 $289 Q1 2021 Q1 2022 $243 $272 Q1 2021 Q1 2022 26.5% 29.5% Q1 2021 Q1 2022 Fluid & Metering Technologies Q1 Highlights:  Strong Industrial day rates  Agriculture demand remains high on increased crop prices  Increasing Municipal Water project activity  Energy improving on higher oil and home heating fuel price support  Strong volume and productivity driving margin expansion Strong growth and productivity (Dollars in millions) Orders Sales Adjusted Operating Margin* Q1 Sales Mix: Organic 11% Acquisition 2% FX (1%) Reported Sales 12% +14% Organic* +11% Organic* +300 bps* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2022, which is available on our website.

14IDEX Proprietary & Confidential Health & Science Technologies Q1 Sales Mix: Organic 16% Acquisition 11% FX (1%) Reported Sales 26% Q1 Highlights:  Strong Life Sciences, Analytical Instrumentation, Semiconductor, Food & Pharma  Continued wins in Genetic Sequencing, Broadband, and Additive Manufacturing  Excluding amortization tied to Airtech, Operating margin expanded 90 bps  Volume leverage partly offset by discretionary/resource spend driving margin expansion Strong growth drives profitability (Dollars in millions) Orders Sales Adjusted Operating Margin* $291 $381 Q1 2021 Q1 2022 $250 $315 Q1 2021 Q1 2022 26.9% 26.5% Q1 2021 Q1 2022 +21% Organic* +16% Organic* -40 bps* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2022, which is available on our website.

15IDEX Proprietary & Confidential 28.0% 24.6% Q1 2021 Q1 2022 Fire & Safety / Diversified Products Q1 Highlights:  Dispensing strong demand within paint markets globally  BAND-IT Energy and Industrial market strength more than offsets Automotive delays  Fire & Rescue continues to lag due to supply chain issues with OEMs  Margin compression largely driven by unfavorable price/cost  Expect price/cost improvement in second half 2022 Supply Chain factors continue to temper segment performance Q1 Sales Mix: Organic 5% FX (2%) Reported Sales 3% (Dollars in millions) Orders Sales Adjusted Operating Margin* $171 $188 Q1 2021 Q1 2022 $160 $165 Q1 2021 Q1 2022 +12% Organic* +5% Organic* -340 bps* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2022, which is available on our website.

16IDEX Proprietary & Confidential Three Months Ended March 31, 2022 FMT HST FSDP IDEX Change in net sales 12% 26% 3% 15% - Net impact from acquisitions/divestitures 2% 11% —% 5% - Impact from foreign currency (1%) (1%) (2%) (2%) Change in organic net sales 11% 16% 5% 12% Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of the Change in Net Sales to Organic Net Sales

17IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Operating Income and Margin Three Months Ended March 31, 2022 2021 FMT HST FSDP Corporat e IDEX FMT HST FSDP Corporat e IDEX Reported operating income (loss) $ 80.4 $ 83.6 $ 40.5 $ (16.9) $ 187.6 $ 62.9 $ 66.6 $ 44.6 $ (18.6) $ 155.5 + Restructuring expenses and asset impairments — — — — — 0.9 0.6 0.1 0.6 2.2 + Fair value inventory step-up charge — — — — — 0.7 — — — 0.7 Adjusted operating income (loss) $ 80.4 $ 83.6 $ 40.5 $ (16.9) $ 187.6 $ 64.5 $ 67.2 $ 44.7 $ (18.0) $ 158.4 Net sales (eliminations) $ 272.0 $ 315.2 $ 164.7 $ (0.8) $ 751.1 $ 243.3 $ 250.4 $ 159.5 $ (1.2) $ 652.0 Reported operating margin 29.5% 26.5% 24.6% n/m 25.0% 25.8% 26.6% 27.9% n/m 23.9% Adjusted operating margin 29.5% 26.5% 24.6% n/m 25.0% 26.5% 26.9% 28.0% n/m 24.3%

18IDEX Proprietary & Confidential Three Months Ended March 31, 2022 2021 Reported net income attributable to IDEX $ 140.0 $ 112.7 + Restructuring expenses and asset impairments — 2.2 + Tax impact on restructuring expenses and asset impairments — (0.5) + Fair value inventory step-up charge — 0.7 + Tax impact on fair value inventory step-up charge — (0.2) - Gains on sales of assets (2.7) — + Tax impact on gains on sales of assets 0.6 — + Acquisition-related intangible asset amortization 15.3 11.0 + Tax impact on acquisition-related intangible asset amortization (3.4) (2.5) Adjusted net income attributable to IDEX $ 149.8 $ 123.4 Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Net Income

19IDEX Proprietary & Confidential Three Months Ended March 31, 2022 2021 Reported diluted EPS attributable to IDEX $ 1.83 $ 1.48 + Restructuring expenses and asset impairments — 0.03 + Tax impact on restructuring expenses and asset impairments — (0.01) + Fair value inventory step-up charge — 0.01 + Tax impact on fair value inventory step-up charge — — - Gains on sales of assets (0.03) — + Tax impact on gains on sales of assets 0.01 — + Acquisition-related intangible asset amortization 0.20 0.14 + Tax impact on acquisition-related intangible asset amortization (0.05) (0.03) Adjusted diluted EPS attributable to IDEX $ 1.96 $ 1.62 Diluted weighted average shares outstanding 76.4 76.3 Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted EPS

20IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Cash Flows from Operating Activities to Free Cash Flow Three Months Ended March 31, 2022 2021 Cash flows from operating activities $ 79.7 $ 109.3 - Capital expenditures 16.1 14.6 Free cash flow $ 63.6 $ 94.7

21IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Estimated 2022 EPS to Adjusted EPS Attributable to IDEX Guidance Second Quarter 2022 Full Year 2022 Estimated EPS attributable to IDEX $1.69 - $1.74 $6.87 - $7.00 + Acquisition-related intangible asset amortization $0.22 $0.85 + Tax impact on acquisition-related intangible asset amortization $(0.06) $(0.20) - Gains on sales of assets — $(0.03) + Tax impact on gains on sales of assets — $0.01 Estimated adjusted EPS attributable to IDEX $1.85 - $1.90 $7.50 - $7.63